Exhibit 10.2

SUBSCRIPTION AGREEMENT

The undersigned hereby subscribes for _____________ shares of the common stock of Dream Homes Limited at a price of $1.00 per share. The undersigned acknowledges receipt of the Prospectus of Dream Homes Limited, of which this Subscription Agreement is part.

Please return this Subscription Agreement, signed below, together with a check payable to Dream Homes Limited, addressed to:

Dream Homes Limited

314 Route 9

Forked River, New Jersey 08731

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Subscriber’s Signature

Co-Subscriber’s Signature

Print Name:

Print Name:

_____________________________________

_____________________________________

_____________________________________

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Subscriber’s Address

Co-Subscriber’s Address

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Subscriber’s Social Security Number

Co-Subscriber’s Social Security Number

Type of Ownership (Check One):

_______  Individual

_______  Joint

_______  Corporate: State Name of Corporation or other business entity:  _________________________

_______ Trust: State Name of Trust:

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_______ Other (Specify):

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